[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo]          (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

INTERNATIONAL EQUITY PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Printed in U.S.A.                                              109SA986

Variable

Investment Fund,

INTERNATIONAL EQUITY

PORTFOLIO

Semi-Annual

Report

June 30, 1998


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Variable Investment Fund -- International Equity Portfolio produced a total return of 13.48% for the six-month period ended 6/30/98.* Your Portfolio's return for the period fell slightly behind that of the major international stock index, The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index, which returned 15.93%** as shown in the chart at the right. The Portfolio finished in the third quartile of the Lipper universe of Variable Annuity International Funds for the six-month period. The Portfolio's average annual total return for the one-year and since inception (5/2/94) periods as of June 30, 1998 were 7.44% and 9.54%, respectively.***

  Performance reflects a very strong first three months of 1998 when your Portfolio gained 16.55% (placing it in the first quartile of the Lipper universe) and a sub-par second three months during which Dreyfus Variable Investment Fund--International Equity Portfolio recorded a negative return of
2.63% . By way of explaining the difference between performance in the two periods, many of our investments that performed so well in the first three months simply "paused" in the second three. It is important to note that your Portfolio' s strategy (which is detailed later in this letter) has remained
broadly    unchanged    during    the    entire    six-month    period.



Performance


  Within the overall strategy Dreyfus Variable Investment Fund--International Equity Portfolio' s European strategy has not changed in the last 18 months. As noted in several strategies for Europe and Asia shareholder letters over that period, many of your Portfolio's European holdings fall into three categories. One is "new growth companies" that have either been spun out of larger companies or made available to investors for the first time through initial public offerings. Strong contributors falling into this category over the half year under review include U.K. software maker Misys, airport retailer Aldeasa of Spain and temporary employment service provider Unique International of the Netherlands. Second, many of the Portfolio's European holdings are drivers of broad change within important industries. Swedish insurer Skandia Forsakrings (a leader in investment products), U.K. based international cellular phone operator Vodafone Group and the pan-European independent local telephone company COLT Telecom Group performed strongly in this area. Last, a fair number of your Portfolio' s European holdings are companies in the midst of restructuring to provide stronger financial returns for shareholders. Strong contributors to performance in this area over the six month period under review include German consumer products giant Henkel KGaA and French conglomerate Vivendi (formerly Compagnie Generale des Eaux) as well as a large number of financial services companies. The entire financial services sector is beginning restructuring/consolidation similar to that which U.S. and U.K. financial services firms have undergone over the last ten to 15 years. European financial services companies are looking to raise returns in order to compete in the international capital market and to be successful participants in the ongoing industry consolidation. Among the strong contributors to performance of the Portfolio in this area for the period under review were French Banque Nationale de Paris, Italian banks IMI and Bancario San Paolo di Torino, Spain's Banco Santander and the Swedish Svenska Handelsbanken Cl. A.

  Disappointing performers in Europe for the period include U.K. software builder JBA Holdings, oil companies Elf Aquitaine and Royal Dutch Petroleum, semiconductor maker STMicroelectronics (formerly SGS Thomson) and semiconductor equipment maker ASM Lithography, German media company ProSieben Media and BG Bank of Denmark.

  Japan continued to lag during the first half of 1998. Your Portfolio remained underweight the Japanese market during the period. However, a number of stocks contributed positively to performance for the first half including bicycle manufacturer SHIMANO, hard disc drive spindle motor maker Nidec and Aiwa, the
consumer    electronics    company.

  In the annual shareholder letter you received from me at the beginning of the current year I noted,

  " The Dreyfus Variable International investment team's research in the (Asian) region leads us to the following current conclusions. First, the damage has mostly likely already been done to the currencies and stock markets of these countries. Second, some but probably not all of these former tigers will return to a strong growth path in the intermediate future. Third, these markets will probably remain volatile for much of 1998 and opportunities in a limited number of markets and stocks may present themselves. Research and company visits are beginning to reveal companies that will prosper in the next round of prosperity in emerging Asia."

  During the latter half of the period under review your Portfolio made a few small, new commitments to the Hong Kong, Singapore, and South African stock markets. They include two of the most strongly capitalized banks in the world, Development Bank of Singapore and Hong Kong & Shanghai Bank, and, in South Africa, Liberty Life Association of Africa insurance company and furniture retailer Protea Furnishers. The Dreyfus Variable International investment team currently believes these companies will emerge as leaders as the dust settles in the world of emerging markets. However, these investments contributed negatively to performance in the period under review.

Investment Approach

  My investment policies and style are detailed below.

  During my 14 years in the international equity management business I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when we believe they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. Markets and industry sectors are overweighted or underweighted in a disciplined manner. As noted above, the portfolio will invest in emerging markets when they are judged to be attractive. My work in these areas is driven by PC based tools I have developed over time. While these markets comprise less than 5% of the EAFE Index, the Dreyfus Variable Investment Fund--International Equity Portfolio currently will invest up to 30% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, some emerging markets have the highest secular GDP and EPS growth rates in the world and an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time can position the Portfolio to benefit from these extraordinary opportunities.

  In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that can positively alter their future growth rate. Stocks purchased also need to have what we believe are attractive valuations both relative to their own history and that of the local market. Generally, companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.

  Generally,   foreign   currencies   are   at  least  partially  hedged,  where
practicable, when I believe that a given currency has 10% or more downside risk against the U.S. dollar over the next 12 to 18 months.

  Below I look at the three main geographic areas outside the U.S.--Europe, Japan and Emerging Markets.

Market Overview and Current Outlook

  The current focus of your Portfolio's investments continues to be Continental Europe. Europe has become two distinct markets. The U.K. is experiencing declining corporate earnings growth, high interest rates and poor liquidity. While this market may become a much more fertile area for investment later in 1998, your Portfolio is currently underweight in the London market. Continental Europe is a completely different story. The Dreyfus Variable Investment Fund--International Equity Portfolio' s investment team believes the Continent will see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. We believe that Europe is also beginning to benefit from the creation of private savings schemes and mutual funds as citizens of that region come increasingly to realize that government sponsored pension plans will not provide the only comfortable source of retirement funds.

  Many of your Portfolio' s Continental European investments continue to fall into the three main categories I mentioned in the first portion of this letter. In terms of countries, the Continental European portfolio is diversified among ten countries. But the largest market overweights in the region are in those countries that are the greatest beneficiaries of European Monetary Union. These are Italy, Spain and some of the smaller markets such as Portugal and Ireland. Among recently established investments in the Continental European markets are German retailer Douglas Holding, and Olivetti, an Italian company formerly in the computer business that is in process of reinventing itself as a telephone
service    provider.


  Your Portfolio remains underweight in Japan where the economy is still mired in recession and earnings are in decline. Perhaps more importantly, the government and Japanese companies are beginning, albeit slowly, to implement the deregulatory and restructuring measures that have attracted equity capital to other international markets such as Germany, Italy, Spain, South Africa, Brazil and others. The graph above shows how powerful "investor friendly" reforms can be. German companies began serious restructuring efforts in the mid-1990s. While it is true that economic growth is partially responsible for the rise in the German Dax index over the last several years, the higher profit margins, returns on assets and equity, and higher levels of secular profit growth produced by restructuring among German companies have, in my opinion, contributed greatly to the strong performance of the German market relative to the Japanese Nikkei. As can be seen from the Portfolio's Statement of Investments, as of June 30, 1998, the Portfolio had a total of approximately 12.3% of its portfolio invested in the common stock and preferred stock of German companies and approximately 5.9% of its portfolio invested in the common stock of Japanese companies.

  If more Japanese companies begin to embrace reform and restructuring, the upside potential for the Japanese Nikkei could become very large. But at the moment, liquidity remains very poor in the Tokyo market. While the economy may well pick up during the second half of 1998 driving stock prices moderately higher, the start of a possible new Japanese bull market awaits the "investor
friendly    reforms"    mentioned    above.

  Following the Asian stock market and currency crisis of the second half of 1997 and early 1998, true economic hardship -bankruptcies, unemployment, even social unrest - is hitting the region. We believe that this difficult period can be expected to continue for at least twelve months. Nevertheless, as mentioned earlier in this letter, selected investment opportunities have appeared in the Asian region. Investors should remember that markets generally bottom well before good economic news appears. This bottoming process is, in our view, now well underway. It should also be noted that your Portfolio's emerging markets investments currently comprise appoximately 11% of the Portfolio, a fairly low level relative to the investment policy range noted above. Dreyfus Variable Investment Fund--International Equity Portfolio investment team members have made research trips to Asia in March and June of this year and will be heading for the region again in July, August and September. Our current focus is on a group of approximately 35 companies in the region with strong balance sheets (net cash position), strong business franchises and excellent management. Over time, new investment opportunities may emerge from our research on these companies we believe can be the "Asian leaders of the future."

As Portfolio Manager of Dreyfus Variable Investment Fund--International Equity Portfolio, I look forward to corresponding with you again at the end of the year
in    the    annual    letter    to    shareholders.

               Sincerely,

               [Ron Chapman signature logo]

                Ron Chapman

               Portfolio Manager

July 20, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

***  Past performance is no guarantee of future results.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--94.7%                                                                                Shares             Value
-------------------------------------------------------

                                                                                                 ____________      ____________

          Brazil--.5% Companhia de Saneamento Basico do Estado
                                        de Sao Paulo                                                2,000,000     $     240,360

                                                                                                                    ____________

                       Canada--.2%  Canadian Conquest Exploration                      (a)            150,000            97,025

                                                                                                                    ____________

                     Denmark--1.0%  BG Bank                                                             8,000           494,621

                                                                                                                    ____________

                     France--12.0%  Accor                                                               2,000           558,333

                                    Alcatel Alsthom                                                     5,000         1,015,526

                                    Altran Technologies                                                   425            96,277

                                    Axa                                                                 4,500           504,875

                                    Banque Nationale de Paris                                           5,500           448,283

                                    Louis Vuitton Moet Hennessy                                         2,200           439,209

                                    Rhodia                                                              6,400           178,033

                                    Rhodia, A.D.R.                                                     25,000           681,250

                                    Societe Generale, Cl. A                                             2,200           456,269

                                    STMicroelectronics (New York Shares)               (a)              8,440           589,745

                                    Suez Lyonnaise des Eaux                                             2,800           459,668

                                    Vivendi                                                             2,000           426,009

                                    Vivendi (Warrants)                                                  2,500             4,908

                                                                                                                    ____________

                                                                                                                      5,858,385

                                                                                                                    ____________

                    Germany--11.7%  Adidas-Salomon                                                      1,200           208,670

                                    BETA Systems Software                                               5,000           330,366

                                    Commerzbank                                                        15,000           569,778

                                    Douglas Holding                                                    18,000           956,430

                                    Hoechst                                                            33,000         1,655,839

                                    Linde                                                                 650           445,648

                                    MAN                                                                 1,300           506,027

                                    Viag                                                                1,550         1,064,414

                                                                                                                    ____________

                                                                                                                      5,737,172

                                                                                                                    ____________

                   Hong Kong--4.2%  CLP Holdings                                                      120,000           546,792

                                    Cheung Kong Holdings                                              100,000           491,803

                                    HSBC Holdings                                                      20,000           489,222

                                    Sun Hung Kai Properties                                           120,000           509,617

                                                                                                                    ____________

                                                                                                                      2,037,434

                                                                                                                     ____________

                     Ireland--2.5%  Bank of Ireland                                                    15,000           306,200

                                    Jurys Hotel Group                                                  45,000           376,218

                                    Ryanair Holdings, A.D.R.                           (a)             15,000           534,375

                                                                                                                     ____________

                                                                                                                      1,216,793

                                                                                                                     ____________

                      Italy--12.2%  Aeroporti di Roma                                                  70,000           439,478

                                    Arnoldo Mondadori Editore                                          25,000           288,390

                                    Assicurazioni Generali                                             18,240           589,262

                                    Banca Popolare di Brescia                                          44,000           828,606

                                    Bulgari                                                            40,000           216,201

                                    ENI                                                               100,000           650,288

                                    Istituto Bancario San Paolo di Torino                              38,000           553,585

                                    Istituto Mobiliare Italiano                                        28,000           440,091

                                    Ittierre Holding                                                  125,000           400,604

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                              Shares           Value
-------------------------------------------------------

                                                                                                     ____________    ___________

                 Italy (continued)  La Rinascente                                                      35,000     $     341,381

                                    Olivetti                                           (a)            320,000           474,047

                                    Poligrafici Editoriale                                             85,000           247,494

                                    Telecom Italia                                                     65,000           474,045

                                                                                                                    ____________

                                                                                                                      5,943,472

                                                                                                                    ____________

                       Japan--5.9%  Aiwa                                                                8,000           250,315

                                    Canon                                                               6,000           135,947

                                    Casio Computer                                                     22,000           203,978

                                    Dai Nippon Printing                                                14,000           223,053

                                    Daikin Industries                                                  25,000           160,762

                                    Isetan                                                             23,000           191,908

                                    Kao                                                                10,000           153,929

                                    Minebea                                                            19,000           188,736

                                    Nidec                                                               4,000           272,757

                                    Nintendo                                                            2,000           184,859

                                    Olympus Optical                                                    21,000           182,169

                                    Shimamura                                                           8,000           215,788

                                    SHIMANO                                                            10,000           253,192

                                    Wacoal                                                             20,000           202,841

                                    Yamanouchi Pharmaceutical                                           4,000            83,150

                                                                                                                    ____________

                                                                                                                      2,903,384

                                                                                                                    ____________

                 Netherlands--6.3%  ING Groep                                                          11,400           744,755

                                    Koninklijke Numico                                                 14,500           453,014

                                    Philips Electronics (New York Shares)                               6,000           510,000

                                    Royal Dutch Petroleum                                              12,000           663,887

                                    Unique International                                               21,500           727,598

                                                                                                                    ____________

                                                                                                                      3,099,254

                                                                                                                    ____________

                    Portugal--1.5%  Electricidade de Portugal                                          22,400           519,501

                                    Portugal Telecom                                                    4,000           211,504

                                                                                                                    ____________

                                                                                                                        731,005

                                                                                                                    ____________

                   Singapore--4.0%  Creative Technology                                (a)             11,000           133,748

                                    Development Bank of Singapore                                     179,500           995,448

                                    JIT Holdings                                                      600,000           252,669

                                    Overseas Union Bank                                               265,000           581,554

                                                                                                                    ____________

                                                                                                                      1,963,419

                                                                                                                    ____________

                South Africa--1.5%  Barlow                                                             25,000           130,972

                                    Investec Group                                                      4,500           173,512

                                    Liberty Life Association of Africa                                  9,000           174,417

                                    Protea Furnishers                                                 350,000           246,438

                                                                                                                    ____________

                                                                                                                        725,339

                                                                                                                    ____________

                       Spain--5.7%  Adolfo Dominguez                                   (a)              8,000           271,045

                                    Aldeasa                                                            23,500           834,473

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                              Shares            Value
-------------------------------------------------------

                                                                                                    ____________     ___________

                 Spain (continued)  Banco Santander                                                    15,000     $     383,600

                                    Centros Comerciales Pryca                                          16,000           296,065

                                    DOGI                                                               35,000           559,845

                                    Repsol                                                              8,000           439,406

                                                                                                                    ____________

                                                                                                                      2,784,434

                                                                                                                    ____________

                      Sweden--5.4%  Electrolux, Ser. B                                                 85,000         1,455,807

                                    Fastighets AB Balder (Units)                                       14,000            14,001

                                    Skandia Forsakrings                                                37,500           534,442

                                    Svenska Handelsbanken, Ser. A                                      14,000           647,581

                                                                                                                    ____________

                                                                                                                      2,651,831

                                                                                                                    ____________

                 Switzerland--6.3%  Nestle                                                                250           534,057

                                    SAIA-Burgess Electronics                                            2,000           537,019

                                    Schweizerische Lebensversicherungs-und Rentenanstalt                  600           507,009

                                    Union Bank of Switzerland                                           4,050         1,503,258

                                                                                                                    ____________

                                                                                                                      3,081,343

                                                                                                                    ____________

                       Taiwan--.4%  Taiwan Semiconductor Manufacturing, A.D.R.                         11,700           197,438

                                                                                                                    ____________

             United Kingdom--13.4%  ARM Holdings                                                       10,800           207,141

                                    British Sky Broadcasting Group                                    100,000           717,988

                                    COLT Telecom Group                                 (a)             20,000           797,209

                                    Diageo                                                             30,240           358,083

                                    Enterprise Oil                                                     45,000           409,028

                                    Global TeleSystems Group                                            9,800           477,750

                                    Granada Group                                                      27,000           496,237

                                    Misys                                                              16,857           957,285

                                    Scottish & Newcastle                                               50,000           703,812

                                    Somerfield                                                        110,000           702,644

                                    Viatel                                             (a)             12,500           212,500

                                    Vodafone Group                                                     42,000           532,712

                                                                                                                    ____________

                                                                                                                      6,572,389

                                                                                                                    ____________

                                    TOTAL COMMON STOCKS

                                        (cost $41,694,163)                                                          $46,335,098

                                                                                                                    ============


Preferred Stocks--2.2%
-------------------------------------------------------

                       Brazil--.9%  Companhia Energetica de Minas Gerais                           13,461,470     $     418,983

                                                                                                                    ____________

                      Germany--.6%  Henkel KGaA-Vorzug                                                  2,950           291,151

                                                                                                                    ____________

                         Italy-.7%  La Rinascente                                                      75,000           350,625

                                                                                                                    ____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $959,791)                                                            $  1,060,759

                                                                                                                    ============

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                 Principal

Short-Term Investments--3.7%                                                                       Amount            Value
-------------------------------------------------------

                                                                                                 ____________      ___________

       United States: U.S. Treasury Bills:
                                        4.90%, 9/17/1998                                        $.....809,000     $     800,441

                                        4.95%, 10/1/1998                                            1,013,000         1,000,125

                                                                                                                    ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $1,800,597)                                                           $ 1,800,566

                                                                                                                    ============


TOTAL INVESTMENTS (cost $44,454,551)                                                                   100.6%       $49,196,423

                                                                                                       ======       ============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                   (.6%)      $   (287,669)

                                                                                                       ======       ============


NET ASSETS                                                                                             100.0%       $48,908,754

                                                                                                       ======       ============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value

                                                         ____________
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $44,454,551       $49,196,423

                                 Cash                                                                                 1,332,559

                                 Receivable for investment securities sold and forward
                                   currency exchange contracts                                                        1,361,179

                                 Dividends and interest receivable                                                      180,544

                                 Prepaid expenses                                                                         3,924

                                                                                                                    ____________

                                                                                                                     52,074,629

                                                                                                                    ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           30,379

                                 Payable for investment securities purchased and forward
                                   currency exchange contracts                                                        3,094,503

                                 Accrued expenses                                                                        40,993

                                                                                                                    ____________

                                                                                                                      3,165,875

                                                                                                                    ____________

NET ASSETS                                                                                                          $48,908,754

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                    $43,176,254

                                 Accumulated undistributed investment income--net                                       450,336

                                 Accumulated net realized gain (loss) on investments,
                                   foreign currency transactions and forward currency
                                   exchange contracts                                                                   545,576

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions                                   4,736,588

                                                                                                                    ____________

NET ASSETS                                                                                                          $48,908,754

                                                                                                                   =============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        3,073,520

NET ASSET VALUE, offering and redemption price per share                                                                 $15.91

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $93,024 foreign taxes
                                    withheld at source)                                           $   595,401

                                 Interest                                                              78,897

                                                                                                   ___________

                                           Total Income                                                             $   674,298

EXPENSES:                        Investment advisory fee--Note 3(a)                                   173,499

                                 Custodian fees                                                        36,394

                                 Professional fees                                                     10,203

                                 Prospectus and shareholders' reports                                   7,459

                                 Registration fees                                                      1,237

                                 Trustees' fees and expenses--Note 3(b)                                   573

                                 Shareholder servicing costs                                              495

                                 Loan commitment fees--Note 2                                             228

                                 Miscellaneous                                                            664

                                                                                                    ___________

                                           Total Expenses                                                               230,752

                                                                                                                      ___________

INVESTMENT INCOME--NET                                                                                                  443,546

                                                                                                                      ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and foreign
                                    currency transactions                                          $2,150,244

                                 Net realized gain (loss) on forward currency
                                    exchange contracts

                                        Short transactions                                             66,810

                                                                                                   ___________

                                           Net Realized Gain (Loss)                                                   2,217,054

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions                                                 2,667,144

                                                                                                                     ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                4,884,198

                                                                                                                     ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $5,327,744

                                                                                                                     ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended

                                                                                        June 30, 1998           Year Ended

                                                                                         (Unaudited          December 31, 1997

                                                                                        ________________      _______________
__

OPERATIONS:
  Investment income--net                                                                 $     443,546         $     123,829

  Net realized gain (loss) on investments                                                    2,217,054             1,029,806

  Net unrealized appreciation (depreciation) on investments                                  2,667,144             1,081,537

                                                                                           ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          5,327,744             2,235,172

                                                                                           ____________          ____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net                                                                  --                    (171,499)

  From net realized gain on investments                                                        --                    (876,333)

  In excess of net realized gain on investments                                                --                  (1,671,478)

                                                                                            ____________          ____________

    Total Dividends                                                                            --                  (2,719,310)

                                                                                            ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                              6,035,698            16,261,848

  Dividends reinvested                                                                         --                  2,719,310

  Cost of shares redeemed                                                                   (1,842,364)           (3,463,970)

                                                                                           ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  4,193,334            15,517,188

                                                                                           ____________          ____________

       Total Increase (Decrease) in Net Assets                                               9,521,078            15,033,050

NET ASSETS:

  Beginning of Period                                                                       39,387,676            24,354,626

                                                                                           ____________          ____________

  End of Period                                                                            $48,908,754           $39,387,676

                                                                                           ============          ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                     $     450,336       $         6,790

                                                                                           ____________          ____________

                                                                                              Shares                Shares

                                                                                           ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  381,846             1,073,918

  Shares issued for dividends reinvested                                                         --                  195,593

  Shares redeemed                                                                             (118,071)             (229,913)

                                                                                            ____________          ____________

    Net Increase (Decrease) in Shares Outstanding                                              263,775             1,039,598

                                                                                            ============          ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                   Six Months Ended

                                                                    June 30, 1998            Year Ended December 31,

                                                                                    _____________________________________________

PER SHARE DATA:                                                       (Unaudited)      1997       1996       1995      1994(1)

                                                                     __________       ______     ______     ______     ______
   Net asset value, beginning of period                                  $14.02       $13.76     $12.82     $12.02     $12.50

                                                                       ______         ______     ______     ______     ______

   Investment Operations:

   Investment income--net                                                   .15          .05        .10        .15        .15

   Net realized and unrealized gain (loss)
       on investments                                                      1.74         1.27       1.16        .74       (.40)

                                                                          ______      ______     ______     ______     ______

   Total from Investment Operations                                        1.89         1.32       1.26        .89      (.25)

                                                                          ______      ______     ______     ______     ______

   Distributions:

   Dividends from investment income--net                                     --         (.07)      (.09)      (.08)      (.14)

   Dividends in excess of investment income--net                             --           --         --       (.01)      (.09)

   Dividends from net realized gain on investments                           --         (.34)      (.39)        --         --

   Dividends in excess of net realized gain on investments                   --         (.65)      (.06)        --         --

                                                                          ______      ______     ______     ______     ______

   Total Distributions                                                       --        (1.06)      (.54)      (.09)      (.23)

                                                                          ______      ______     ______     ______     ______

   Capital Contribution from an affiliate of the Adviser                     --          --        .22         --         --

                                                                          ______      ______     ______     ______     ______

   Net asset value, end of period                                         $15.91      $14.02     $13.76     $12.82     $12.02

                                                                          ======      ======     ======     ======     ======


TOTAL INVESTMENT RETURN                                                    13.48%(2)    9.61%     11.61%(3)   7.39%    (2.00%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                   .50%(2)    1.06%      1.28%      1.59%      .23%(2)

   Ratio of net investment income
       to average net assets                                                 .95%(2)     .38%       .92%      1.13%     1.11%(2)

   Decrease reflected in above expense ratios
       due to undertakings by The Dreyfus Corporation                         --          --         --        .45%     1.70%(2)

   Portfolio Turnover Rate                                                 94.20%(2)   165.75%    181.13%     70.22%   16.75%(2)

   Net Assets, end of period (000's Omitted)                             $48,909      $39,388    $24,355     $7,672   $1,089
-----------------------------

(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.

(2)  Not annualized.

(3)  Had the Series not had a capital contribution by an affiliate of the Adviser during the period, the total investment return would have been 9.89%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received net earnings credits of $3,265 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-- SECURITIES TRANSACTIONS:

  (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts during the period ended June 30, 1998, amounted to $49,822,231 and $40,368,898, respectively.

  The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At June 30, 1998, there were no forward currency exchange contracts outstanding.

  (b) At June 30, 1998, accumulated net unrealized appreciation on investments was $4,741,872, consisting of $7,249,847 gross unrealized appreciation and $2,507,975 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).